UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

WHITE DENTAL SUPPLY, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-53991	20-4622782
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8965 S. Eastern Ave., Suite 260P
Las Vegas, Nevada	89123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 879-8565

11677 N. 91st Place
Scottsdale, Arizona 85260
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT

On April 3, 2012, Mr. Frederick B. Lawrence acquired 92,500,000 shares of common stock of the Registrant from Mrs. Nancy White in a private transaction not involving the Registrant pursuant to Section 4(1) of the Securities Act of 1933, as amended.  Subsequent to the transaction, Mr. Lawrence became the majority shareholder of the Registrant, owning approximately 92.76% of the Registrant’s issued and outstanding common stock.  Mrs. White is no longer a principal shareholder of the Registrant.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On April 3, 2012, the majority of the shareholders of the Registrant elected Frederick B. Lawrence and Patrick Deparini as directors of the Registrant.

On April 3, 2012, Nancy White submitted her resignation as President, Treasurer and Director of the Registrant.  On such same date, Michael White submitted his resignation from the office of Secretary of the Registrant.

On April 3, 2012, the Board of Directors of the Registrant elected Frederick B. Lawrence to fill the vacancy in the office of President of the Registrant.  Mr. Lawrence has been a Licensed Real Estate Salesperson in the State of Arizona since 2000.  From 2001 through 2008, Mr. Lawrence was the Managing Member of Shadow Canyon Homes, LLC, which was a builder of custom homes.  Mr. Lawrence was a Licensed Contractor in the State of Arizona and acted as the general contractor for numerous building projects.  From 2005 to current, Mr. Lawrence has been licensed with the firm of Dominion Real Estate Partners, LLC, as a real estate salesperson.  In January 2009, Mr. Lawrence founded and is currently the Managing Member and part-owner of Bear to Bull Properties, LLC, which buys, sells, and rents out property.  Mr. Lawrence oversees all operational aspects of Bear to Bull Properties, LLC.  Additionally, Mr. Lawrence is a part-owner of Bear 2 Bull Consulting, LLC, which offers consulting services on a variety of real estate projects.

On April 3, 2012, the Board of Directors of the Registrant elected Patrick Deparini to fill the vacancies in the offices of Secretary and Treasurer of the Registrant.  Mr. Deparini received a Bachelor of Science degree in Finance, with an emphasis on Managerial Finance, from the University of Nevada, Las Vegas.  For the previous seven years, he has been an officer and director of Nascent Group, Inc., a company offering various document preparation and advisory services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITE DENTAL SUPPLY, INC.
(Registrant)

Signature	Title	Date

/s/ Frederick B. Lawrence	President and CEO	April 5, 2012
Frederick B. Lawrence

/s/ Patrick Deparini	Secretary	April 5, 2012
Patrick Deparini

/s/ Patrick Deparini	Chief Financial Officer	April 5, 2012
Patrick Deparini

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